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                                                                    EXHIBIT 99.1


                                      AIMCO
                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY

                                 Net Asset Value

                                  May 15, 2002



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                            FORWARD LOOKING STATEMENT
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This presentation contains information that is forward-looking, including statements regarding the Company's future financial performance. Actual results may differ materially from those described and could be affected by a variety of factors including economic conditions; changes in interest rates; government regulations; competition; financing risks; variations in real estate values; the failure of acquisitions to perform in accordance with expectations; possible environmental liabilities; and other risks described in our filings with the Securities and Exchange Commission. These forward-looking statements reflect management's judgment as of this date, and we assume no obligation to revise or update them to reflect future events or circumstances.



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                            Overview of Presentation

1.        The Casden Acquisition

2.        The Aimco Portfolio

3.        Aimco NAV - March 31, 2002

4.        Market Cap Rates

5.        Option Values Not Included In Aimco NAV



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1.       The Casden Acquisition



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                          Casden Acquisition Components

-        17 conventional properties

         - 16 properties (6148 units) in Southern California including Park La Brea

         -        1 property (208 units) in South Florida

-        99 affordable properties (11,027 units) located in 25 states

- NAPICO which controls more than 400 properties with more than 41,000 units as general partner

- Option to acquire a proposed 350 apartment unit project located in the heart of Westwood Village

- An interest in Casden Development Company providing Aimco an option to purchase, upon completion and at favorable cap rates, all Casden Development multifamily rental projects



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                      Casden Asset Value vs. Purchase Price

Casden purchase generated $92 to $271 million in incremental Net Asset Value

(In millions)                          ANNUALIZED FCF                     IMPLIED VALUE                   PURCHASE PRICE
-------------                          --------------                     -------------                   --------------
Average Monthly Rent > $1,000                   $47.8
   Free Cash Flow Cap Rate               7.0% to 8.0%                       $597 to $683
Average Monthly Rent $900-$1,000                  7.5
   Free Cash Flow Cap Rate              7.5% to 8.25%                          91 to 100
Average Monthly Rent $600-$700                    0.7
   Free Cash Flow Cap Rate               8.7% to 8.9%                             8 to 8
Affordable                                       41.8
   Free Cash Flow Cap Rate            8.50% to 10.25%                         408 to 492
TOTAL REAL ESTATE                                                       $1,104 TO $1,283                        $1,041
NAPICO/Mayer Management                                                               36                            36
Tax Exempt Debt                                                                       29
     TOTAL ASSETS                                                       $1,169 TO $1,348                        $1,077



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                                 [PROPERTY MAP]



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                            Casden Property Pictures

Tour

o        Villa Azure

o        Crescent Gardens

o        Broadcast Center

o        Villas at Park La Brea

o        Hillcreste



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                                     [PHOTO]


                                   Villa Azure



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                                     [PHOTO]

                                Crescent Gardens



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                                     [PHOTO]

                                Broadcast Center



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                                     [PHOTO]

                             Villas at Park La Brea



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                                     [PHOTO]

                                   Hillcreste



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Additional Casden Properties:

o Creekside

o Lakes at South Coast

o Mariners Cove

o Peppertree

o Malibu Canyon



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                                     [PHOTO]

                                    Creekside



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                                     [PHOTO]

                           Lakes at South Coast Plaza



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                                  Mariners Cove



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                                   Peppertree



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                                  Malibu Canyon



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                             2. The Aimco Portfolio



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                            Aimco Portfolio Breakdown

A Property - These are the best locations in Aimco's portfolio. The locations are highly desirable and would be expected to remain so for the next 20 years. The demographics of the surrounding area will reflect very high average income and home prices, well above the average of the MSA. This will manifest itself in high rental rates at the property. The amenities and level of service at these properties will be appropriate for the rent level being charged. These will generally be renter by choice properties.

B Property - These are Aimco's bread and butter. These properties will typically be located in enduring locations, and Aimco has no immediate plans to sell. The average income and average home prices in the immediate area will typically be at or above the average for the MSA which will manifest itself in rents that are at or above the average for the MSA. Most of these properties will be located in major MSA's.

C Property - These are properties that Aimco might sell over time. These are the lowest rated locations in our portfolio. These low ratings are typically due to a location with low incomes and low home prices in the immediate area which will typically manifest itself in rents that are at or below the average for the MSA. Some of these properties are outliers or properties in tertiary markets.



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                  Aimco Portfolio Breakdown (Pro Forma Casden)

                                                              % of
                                                           Conventional
                                                           Real Estate
                                           Weighted         Free Cash
Rank                    Properties       Average Rent         Flow
----                    ----------       ------------      ------------
A's                         52              $1,153             14%
B's                        481              $  700             69%
C's                        234              $  573             17%



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                    -     Representative Properties Pictures

         A's                         B's                  C's
         ---                         ---                  ---
         Calhoun Beach          Steeple Chase             Westlake Arms
         Evanston Place         Hillmeade                 Chelsea Place
         Elm Creek              Captiva Club              Bradford Place



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                                     [PHOTO]

                                  Calhoun Beach



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                                 Evanston Place



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                                    Elm Creek



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                                  Steeple Chase



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                                    Hillmeade



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                                  Captiva Club



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                                  Westlake Arms



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                                  Chelsea Place



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                                 Bradford Place



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                         3.   AIMCO NAV - March 31, 2002



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March 31, 2002 Published NAV

                                                                          PERCENT OF
                                                         IMPLIED VALUE    ASSET VALUE
                                                         -------------   ------------
REAL ESTATE:
FCF Capitalization Rate 8.7% after $440 per unit of CR   $ 10,309,211              86%

INVESTMENT MANAGEMENT:
Property Management Contracts                            $    118,500

Implied Value of Buyers Access                           $     12,500

Implied Value of NAPICO/Mayer Management                 $     36,000
Activity Based Fees                                      $      7,600
TOTAL INVESTMENT MANAGEMENT                              $    174,600               2%
OTHER ASSETS                                             $  1,460,649              12%
                                                         ------------       ----------
TOTAL ASSET VALUE                                        $ 11,944,460             100%
TOTAL LIABILITIES                                        $ (7,278,802)
                                                         ------------
NET ASSET VALUE                                          $  4,995,657
SHARES AND OP UNITS OUTSTANDING                               104,411
                                                         ------------
NET ASSET VALUE PER SHARE                                $      47.85



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                             NAV Per Share Breakdown

                           Reported
                           --------
Aimco (Excluding Casden)   $  47.02

Casden                     $   0.83
                           --------
Total                      $  47.85



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                            Growth Rate Sensitivity

Compounded
Growth Rate                                          NAV
-----------                                          ---
 3.26%                                              $48.76

[2.62%                                              $47.85]

 1.97%                                              $46.93

 1.32%                                              $46.01

 0.66%                                              $45.09

[ ] First Quarter 2002 was evaluated using 4% simple interest which equals quarterly compounding of 2.62%.



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                              Occupancy Sensitivity

Occupancy                                           NAV
---------                                           ---
 95%                                               $50.59

 94%                                               $49.67

 93%                                               $48.76

[92%                                               $47.85]

 91%                                               $46.93

[ ] First Quarter 2002



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                             Growth/Occupancy Matrix

                                                            OCCUPANCY
                   -----------------------------------------------------------------------------------------
 GROWTH            90%             91%              92%               93%               94%              95%
 ------            ---             ---              ---               ---               ---              ---
    0%            $42.41          $43.29           $44.17            $45.05            $45.93           $46.81
 0.66%            $43.31          $44.20           $45.09            $45.98            $46.87          [$47.76]
 1.32%            $44.21          $45.11           $46.01            $46.91           [$47.80]          $48.70
 1.97%            $45.12          $46.02           $46.93           [$47.83]           $48.74           $49.64
 2.62%            $46.02          $46.93          [$47.85]           $48.76            $49.67           $50.59
 3.26%            $46.92         [$47.84]          $48.76            $49.69            $50.61           $51.53

[ ] Aimco Range given in First Quarter Conference Call



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                              3.   Market Cap Rates



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                          Free Cash Flow Cap Rate Range


                                              NAV
                                              ---
                             $47.85            to             $51.98
                            ----------------------------------------
                                         Cap Rate Range
Average Monthly Rent        Reported                          Actual
--------------------        --------                          ------
>$1,000                       8.00%            to              7.70%
$900 - $1,000                 8.25%            to              8.00%
$800 - $900                   8.50%            to              8.07%
$700 - $800                   8.70%            to              8.29%
$600 - $700                   8.90%            to              8.51%
$500 - $600                   9.20%            to              9.21%
< $500                        9.50%            to              8.94%
Affordable                   10.00%            to              8.50%



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                             NAV Per Share Breakdown


                           Reported    Market
                           --------   --------
Aimco (Excluding Casden)   $  47.02   $  49.39

Casden                     $   0.83   $   2.59
                           --------   --------
Total                      $  47.85   $  51.98



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                   Comparison of Completed Sales * of Aimco's
                       Weakest Properties to NAV Cap Rates

                                                   AS REPORTED            COMPLETED SALES
                                                 --------------      -------------------------
                                                 AIMCO CAP RATE      CAP RATE       CAP RATE
                 NUMBER OF                        (4% GROWTH,        (4%GROWTH,    (4% GROWTH,
PRICE POINT      PROPERTIES        UNITS           $440 CR)           $440 CR)      $600 CR)
-----------      ----------        -----         --------------      ----------    -----------
$800-$900              2             354             8.50%             8.92%         8.56%
$600-$700              7           1,755             8.90%             8.42%         8.00%
$500-$600             14           3,070             9.20%             8.90%         8.37%
<$500                  5             823             9.50%             8.84%         8.11%
Affordable            27           3,042               10%             8.50%         7.79%
TOTAL                 55           9,044                               8.68%         8.17%

* Includes sales since July of 2001.



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                  5.   Option Values Not Included in Aimco NAV



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                          Option Value Not Included In
                                    Aimco NAV


A.       Partnership Acquisitions - Conventional Properties

B.       Affordable Realization

C.       Redevelopment



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                     Option Value Not Included In Aimco NAV


A.       Partnership Acquisitions - Conventional Properties

         o 50% of the conventional property partnerships are owned by third parties

         o        $210 million of Free Cash Flow available for tenders

         o Aimco Guidance projects $70 million to $90 million of 2002 partnership acquisitions

         o This level of activity will increase recurring earnings by $2 to $3 million accretion above the cost of capital



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                     Option Value Not Included In Aimco NAV

B.       Affordable Realization

         Value creation in excess of NAV can be generated from:

         o        Mark-Up-To-Market

         o        Conversion to Conventional / Senior Living

         o        Tax Credit Redevelopment

         o        Sale of Property to Tax Credit / Not-for-Profit-Buyer

         o        Sales to 501c3 Entities (Not for Profits)

         o        Tender Opportunities in Aimco and NAPICO portfolios

         o Transaction fee income, including disposition and refinance fees

          In 2002, Affordable Realization is expected to contribute $4 to $5 million in activity based fees, $2 to $3 million in transactional income and $1 million in run rate improvement through expense controls. In later years, Affordable Realization will increase recurring real estate income, net of capital costs, after completion of redevelopment as conventional properties.



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                     Option Value Not Included In Aimco NAV


C.       Redevelopment

         o        Aimco has 11 properties (4,517 units) under redevelopment

         o Aimco's share of the estimated total investment is $324 million of which approximately $119 million remains to be spent

         o Aimco projects a greater than 10% Free Cash Flow yield upon stabilization or $5 to $6 million in excess of cost of debt and equity

         o In 2002, Aimco guidance assumes $5 to $6 million in incremental Free Cash Flow which is $1 million in AFFO accretion



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                                 Peer Comparison

                                             AVERAGE
            AVERAGE     AVERAGE   AVERAGE    RENT PER
             AGE OF      UNIT     RENT PER    SQUARE
COMPANY      UNITS       SIZE       UNIT       FOOT
---------   --------   --------   --------   --------
Aimco A           18        872   $  1,136   $   1.30
Aimco B           19        839
Aimco C           21
EQR               14        898   $    738   $   0.82
UDR               12        873   $    707   $   0.81
Archstone         15        888   $  1,169   $   1.32

         Source: Green Street - February 2002 Report



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                                 Peer Comparison

                                               AVERAGE
              AVERAGE    AVERAGE    AVERAGE    RENT PER
               AGE OF      UNIT     RENT PER    SQUARE
COMPANY        UNITS       SIZE       UNIT       FOOT
-----------   --------   --------   --------   --------
Aimco A             18        872   $  1,136   $   1.30
Aimco B             19        881   $    700   $   0.79
Aimco C             21        839   $    571   $   0.70
EQR *               14        898   $    738   $   0.82
UDR *               12        873   $    707   $   0.81
Archstone *         15        888   $  1,169   $   1.32

* Source: Green Street - February 2002 Report


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